EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF DTOMI, INC.

In connection with the accompanying Quarterly Report on Form 10-QSB of Dtomi, Inc. for the quarter ended September 30, 2005, the undersigned, David M. Otto, Chief Executive Officer and principal financial officer of Dtomi, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Dtomi, Inc.

Date: November 14, 2005

                                     /s/ David M. Otto
                                     ----------------------------------------
                                     David M. Otto
                                     Princial Executive Officer and principal
                                     financial officer during period covered by
                                     registrant's Form 10-QSB for the period
                                     ended September 30, 2005)